Other liabilities	12 Months Ended
Dec. 31, 2023
Other liabilities [abstract]
Other liabilities	16 Other liabilities

Other liabilities by type
In EUR million	2023	2022
Net defined benefit liability	164	139
Other post-employment benefits	30	29
Other staff-related liabilities	719	633
Share-based payment plan liabilities	0	3
Other taxation and social security contributions	641	365
Rents received in advance	14	30
Costs payable	2,170	2,016
Amounts to be settled	6,509	6,715
Lease liabilities	1,162	1,174
Other	2,258	2,543
	13,667	13,646
Disclosures in respect of Net defined benefit liabilities are provided in Note 33 'Pensions and other post-
employment benefits'.
Other staff-related liabilities includes vacation leave provisions, jubilee provisions, disability/illness provisions and liabilities related with variable compensations.
As of 2023, ING decided to no longer issue shares in order to fund obligations arising from share-based employee incentive programmes but buy back shares from the market. Reference is made to Note 19
'Equity' for further information.
Amounts to be settled includes primarily transactions not settled at the balance sheet date. The nature of these transactions is short term and have settled after the closing date of the balance sheet.
Lease liabilities relate to right-of-use assets. Disclosures in respect to right-of-use assets are provided in
Note 9 'Property and equipment'. The total cash outflow for leases in 2023 was EUR 291 million (2022: EUR
296 million).
The line other relates mainly to amounts payable to customers which also includes the remaining EUR
538 million (2022: EUR 297 million) obligation to the shareholders regarding the share buyback programme.